                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  CYMER, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                     CYMER, INC.
                                   ________________

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               TO BE HELD MAY 15, 1998


TO THE STOCKHOLDERS OF CYMER, INC.:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of CYMER, INC., a Nevada corporation (the "Company"), will be held at 10:00 a.m., local time, on May 15, 1998, at the Company's corporate offices, 16750 Via Del Campo Court, San Diego, California 92127, for the following purposes:

     1. To elect five (5) directors to serve for the ensuing year and until their successors are elected.

     2. To approve an amendment to the Company's 1996 Stock Option Plan to increase the shares reserved for issuance thereunder by 1,250,000 shares.

     3. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the year ending December 31, 1998.

     4. To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on April 3, 1998 are entitled to notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person; however, to ensure your representation at the Annual Meeting you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE ANNUAL MEETING. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   William A. Angus, III, Secretary

San Diego, California
April 14, 1998

                                     CYMER, INC.

                               PROXY STATEMENT FOR THE

                         1998 ANNUAL MEETING OF STOCKHOLDERS
                                   ________________

                    INFORMATION CONCERNING SOLICITATION AND VOTING


GENERAL

     The enclosed proxy is solicited on behalf of CYMER, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Friday, May 15, 1998, at 10:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's corporate offices, 16750 Via Del Campo Court, San Diego, California 92127. The telephone number at that location is (619) 451-7300. When proxies are properly dated, executed and returned, the shares they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of the nominees for directors set forth herein, for the ratification of the appointment of Deloitte & Touche LLP as independent auditors as set forth herein and at the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     These proxy solicitation materials and the Annual Report to Stockholders for the year ended December 31, 1997, including financial statements, were first mailed on or about April 14, 1998, to all stockholders entitled to vote at the Annual Meeting.

RECORD DATE AND SHARES OUTSTANDING

     Stockholders of record at the close of business on April 3, 1998 are entitled to notice of and to vote at the Annual Meeting. At the record date, 28,805,945 shares of the Company's Common Stock, $0.001 par value, were issued and outstanding. No shares of the Company's Preferred Stock were outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to Cymer, Inc. at 16750 Via Del Campo Court, San Diego, California 92127, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Annual Meeting.

VOTING AND SOLICITATION

     Each stockholder is entitled to one vote for each share of Common Stock on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

     The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. In addition, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. No additional compensation will be paid for such services.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR", "AGAINST" or "ABSTAIN" on a matter are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

     While there is no definitive statutory authority in Nevada as to the proper treatment of abstentions and broker non-votes, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions will have the same effect as a vote against the proposal.

     Broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to the proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     The Company currently intends to hold its 1999 Annual Meeting of Stockholders in May 1999 and to mail Proxy Statements relating to such meeting in April 1999. The date by which stockholder proposals must be received by the Company for inclusion in the Proxy Statement and form of proxy for its 1999 Annual Meeting of Stockholders, is December 14, 1998. Such stockholder proposals should be submitted to Cymer, Inc. at 16750 Via Del Campo Court, San Diego, California 92127, Attention: Secretary.

                        PROPOSAL NO. 1 - ELECTION OF DIRECTORS

NOMINEES

     A board of five (5) directors is to be elected at the Annual Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below, all of whom are presently directors of the Company. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for a nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Company is not aware of any nominee who will be unable or will decline to serve as a director. The term of office for each person elected as a director will continue until the next annual meeting of the stockholders or until such director's successor has been duly elected and qualified.

VOTE REQUIRED

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted shall be elected to the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE NOMINEES LISTED BELOW.

     The names of the nominees and certain information about them as of April 3, 1998 are set forth below:

                                                                          Director
Name of Nominee         Age   Position(s) With the Company                 Since
---------------         ---   ----------------------------                --------
Robert P. Akins         46    Chairman of the Board of Directors, Chief     1986
                              Executive Officer and President

Richard P. Abraham(1)   66    Director                                      1987

Kenneth M. Deemer(1)    46    Director                                      1988

Peter J. Simone(2)      50    Director                                      1993

F. Duwaine Townsen(2)   64    Director                                      1987

__________________

(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.

     ROBERT P. AKINS, a co-founder of the Company, has served as its President, Chief Executive Officer and Chairman of the Board since its inception in January 1986. From 1980 to 1985, Mr. Akins was a Senior Program Manager for HLX, Inc., a manufacturer of laser and defense systems, where he was responsible for managing the development of a compact excimer laser for military communications applications and an excimer laser trigger for the particle beam fusion accelerator at Sandia National Laboratories. Mr. Akins received a B.S. in Physics and a B.A. in Literature in 1974, and a Ph.D. in Applied Physics in 1983, from the University of California, San Diego.

     RICHARD P. ABRAHAM has served as a Director of the Company since October 1987. From October 1994 to the present, Mr. Abraham has served as Chairman and President of BTR, Inc., which licenses various technologies to the semiconductor industry. From October 1993 to the present, he has served as Chairman and President of Advantage Logic, Inc., which also licenses various technologies to the semiconductor industry. From

1987 to 1997, Mr. Abraham served as a general partner of Weeden Capital Partners. From 1980 to 1997, Mr. Abraham served as President of Pacific Associates, a consulting firm for the semiconductor industry. From 1988 to the present, Mr. Abraham has served as a director of Rainbow Technology, a maker of software protection devices for the computer industry and encryption chips for the satellite communications industry. Mr. Abraham received a B.S. in Electrical Engineering in 1951, and an M.S. in Electrical Engineering in 1954, from Stanford University.

     KENNETH M. DEEMER has served as a Director of the Company since June 1988. Since 1985, Mr. Deemer has been a Vice President of InterVen Partners, Inc., a venture capital firm and an affiliate of InterVen II, L.P., and InterVen Ventures 1987. From January 1982 to June 1985, Mr. Deemer served as a Vice President at First Interstate Capital, a venture capital firm. Mr. Deemer received a B.S. in Physics and a B.S. in Electrical Engineering in 1975 from Massachusetts Institute of Technology and an M.B.A. from Carnegie Mellon University in 1979.

     PETER J. SIMONE has served as a Director of the Company since July 1993. From April 1997 to the present, Mr. Simone has served as President and Chief Executive Officer of Xionics Document Technologies, Inc., a provider of embedded software solutions for printer and copier OEMs. From December 1992 to November 1996, he served as Group Vice President of Simplex Time Recorder Company, a manufacturer of time, attendance, building life safety and security systems. From May 1987 to December 1992, he was President and a director of GCA Corporation, a manufacturer of wafer stepper photolithography equipment.
Mr. Simone received a B.S. in Accounting from Bentley College in 1970 and an M.B.A. from Babson College in 1974.

     F. DUWAINE TOWNSEN has served as a Director of the Company since October 1987. Since June 1983, he has been a managing partner of Ventana Growth Fund, L.P., a venture capital firm and investor in the Company. Mr. Townsen received a B.S. in Business Administration and Accounting from San Diego State University in 1962.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of seven meetings during 1997. No director attended fewer than 75% of the total number of meetings of the Board of Directors or committees of the Board of Directors held in 1997 during the period in which such directors were members of the Board of Directors. The Board of Directors has a Compensation Committee and an Audit Committee.

     The Audit Committee currently consists of Messrs. Simone and Townsen and met three times during 1997. This committee is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls.

     The Compensation Committee currently consists of Messrs. Abraham and Deemer and met two times during 1997. This committee reviews and approves the Company's executive compensation policy and options plans.

BOARD OF DIRECTORS COMPENSATION

     Directors receive $2,000 per meeting for their services as members of the Board of Directors and $1,000 per committee meeting attended, and they are reimbursed for their expenses in attending out-of-town meetings. The Company's Director Option Plan (the "Director Option Plan"), which was dissolved by the Board of Directors in October 1997, had reserved 200,000 shares of Common Stock (as adjusted to reflect the Company's 2-for-1 stock split effective August 21, 1997) for issuance to non-employee directors of the Company pursuant to nonstatutory stock options. Under the Director Option Plan, each director who was elected or appointed to the Board of Directors and who was not an employee of the Company would automatically receive a nonstatutory option to purchase 20,000 shares of Common Stock of the Company on the date such person became a director. In addition, each non-employee director received an option to acquire 5,000 shares of the Company's Common Stock upon such director's reelection at each Annual Meeting of Stockholders, provided that on such date such director had served on the Board of Directors for at least six months. Options to purchase a total of 80,000 shares of Common Stock remain outstanding under the Director Option Plan. There are no family relationships between directors and executive officers of the Company.

               PROPOSAL NO. 2 - APPROVAL OF A 1,250,000 SHARE INCREASE
                 IN SHARES ISSUABLE UNDER THE 1996 STOCK OPTION PLAN

     The Company is seeking stockholder approval of an amendment to the Company's 1996 Stock Option Plan (the "Stock Option Plan") which would increase the number of shares issuable under the Stock Option Plan by 1,250,000 shares. A summary of the Stock Option Plan (which assumes the adoption of the proposed amendment) is included as APPENDIX A.

     The Stock Option Plan was approved by the Board of Directors and by the stockholders in July 1996. A total of 3,000,000 shares of Common Stock (as adjusted to reflect the Company's 2-for-1 stock split effective August 21, 1997) were initially reserved for issuance under the Stock Option Plan.

     As of April 3, 1998, options to purchase 2,852,724 shares of Common Stock were outstanding under the Stock Option Plan, 53,455 shares had been issued by the Company upon exercise of options under the Stock Option Plan and 93,821 shares remained available for future option grants under the Stock Option Plan. For the reasons set forth below, in February 1998 the Board of Directors approved a further increase of 1,250,000 shares to the Stock Option Plan. The stockholders are being requested to approve this amendment.

     The Board believes that the proposed increase is in the best interests of the Company for several reasons. First, the increase will provide an adequate reserve of shares for issuance under the Stock Option Plan, which is an integral part of the Company's overall compensation program. Second, the Board of Directors believes the proposed increase is essential for the Company to compete successfully against other companies in attracting and retaining key employees, thereby facilitating the future potential growth of the Company. Third, the Board of Directors believes the Stock Option Plan is an important contributor to the alignment of employee and stockholder interests.

     Pascal Didier, the Company's Senior Vice President, Worldwide Customer Operations, was granted an option under the Stock Option Plan on July 23, 1997 for 150,000 shares of the Common Stock at an exercise price of $33.75 per share. Mr. Didier was also granted an option under the Stock Option Plan on October 1, 1997 for 50,000 shares of the Company's Common Stock at an exercise price of $27.38 per share. Except for these grants to Mr. Didier, there were no other option grants made to any of the executive officers, or to any of the non-employee directors, under the Stock Option Plan during the fiscal year ended December 31, 1997. Options to purchase a total of 1,557,772 shares of Common Stock were issued to non-executive-officer employees as a group under the Stock Option Plan during fiscal 1997. All stock options granted under the Stock Option Plan during 1997 were issued at exercise prices ranging from $17.31 to $33.75 per share (which exercise prices represented the closing prices of the Company's Common Stock on The Nasdaq National Market on the dates immediately prior to the dates of grant).

REQUIRED VOTE

     The amendment of the Stock Option Plan to increase the number of shares issuable thereunder by 1,250,000 shares requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented in person or by proxy and entitled to vote on the proposal, which shares voting affirmatively must also constitute a majority of the required quorum. See "Voting and Solicitation" above.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE 1996 STOCK OPTION PLAN.

                           PROPOSAL NO. 3 - RATIFICATION OF
                         APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1998 and recommends that stockholders vote for ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection.

     Deloitte & Touche LLP has audited the Company's financial statements since 1986. Its representatives are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

                                EXECUTIVE COMPENSATION

     SUMMARY COMPENSATION TABLE

     The following table sets forth the compensation earned in each of the last three fiscal years by the Chief Executive Officer and the executive officers who earned over $100,000 in salary and bonus for services rendered in all capacities to the Company during 1997 (the "Named Executive Officers"):

                                                                                     Long-Term
                                                  Annual Compensation               Compensation
                                             -----------------------------    ----------------------------------
                                                                              Securities
                                                                              Underlying          All Other
Name and Principal Position                  Year   Salary($)   Bonus($)(1)   Options (#)     Compensation($)(2)
---------------------------                  ----   ---------   -----------   -----------     ------------------
Robert P. Akins. . . . . . . . . . . . . .   1997    $248,654     $150,000        --               $  3,685
  Chairman of the Board of Directors,        1996    $175,497     $ 87,748      100,000            $  1,845
  Chief Executive Officer and President      1995    $147,611        --         294,600            $  1,830

William A. Angus, III. . . . . . . . . . .   1997    $198,654     $ 95,000        --               $  4,254
  Chief Financial Officer, Senior            1996    $128,942     $ 38,683       50,000            $  3,184
  Vice President and Secretary               1995    $105,809        --         150,000            $  3,524

G. Scott Scholler. . . . . . . . . . . . .   1997    $198,654     $ 95,000        --               $  5,525
  Senior Vice President of Operations        1996    $121,154     $ 36,346      240,000            $  3,949

___________________

(1)  Bonus amounts earned in fiscal year 1997 were paid in March 1998.
(2)  Consists of health insurance premiums paid by the Company.

OPTION GRANTS

     There were no option grants made to any of the Named Executive Officers during the fiscal year ended December 31, 1997.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES

     The following table provides certain information concerning the exercises of options during the fiscal year ended December 31, 1997, and the unexercised options held as of December 31, 1997 by each of the Named Executive Officers:

                                                                      NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                   NO. OF                            UNDERLYING UNEXERCISED                IN-THE-MONEY
                                   SHARES                             OPTIONS AT FY-END(#):          OPTIONS AT FY-END($)(2):
                                 ACQUIRED ON         VALUE         ----------------------------    ----------------------------
NAME                             EXERCISE(#)     REALIZED($)(1)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                             -----------     --------------    -----------    -------------    -----------    -------------
Robert P. Akins. . . . . . .          --               --            227,875         167,225        3,262,719       2,332,631

William A. Angus, III. . . .       20,000           $317,500          75,625          84,375        1,066,250       1,181,250

G. Scott Scholler. . . . . .       36,500           $684,875          68,498         135,002          856,225       1,687,525

____________________
(1) Market value of underlying securities on date of exercise, minus the exercise price multiplied by the number of shares.
(2) Market value of underlying securities at fiscal year end, minus the exercise price multiplied by the number of shares.

                         REPORT OF THE COMPENSATION COMMITTEE

OVERVIEW AND PHILOSOPHY

     The Compensation Committee (the "Committee") of the Board of Directors regularly reviews and approves all executive officer compensation and develops recommendations for stock option grants for approval by the Board of Directors. Executive compensation includes the following elements: base salaries, annual incentives, stock options and various benefit plans.

     The Committee is composed of two independent, outside directors. It is the Committee's objective that executive compensation be tied directly to the achievement of the Company's performance objectives. Specifically, the Company's executive compensation program is designed to reward exceptional executive performance that results in enhanced corporate and stockholder values.

     The Committee retains independent compensation consultants to provide objective and expert advice in the review of executive compensation plans. Published industry pay survey data is reviewed and relied upon in the Committee's assessment of appropriate compensation levels, including the Radford Management Survey and data from companies in the computer industry of comparable size, performance and growth rate was supplied by a compensation consultant, The William M. Mercer Company.

     The Committee recognizes that the industry sector in which the Company operates is both highly competitive and undergoing significant globalization, with the result that there is substantial demand for qualified, experienced executive personnel. The Committee considers it crucial that the Company be assured of retaining and rewarding its top caliber executives who are essential to the attainment of the Company's ambitious long-term, strategic goals.

     For these reasons, the Committee believes the Company's executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations, including some, but not all, of the companies comprising the Nasdaq
- 100 Index and the Nasdaq Computer Industry & DP Index.

ANNUAL CASH COMPENSATION

     The Committee believes that the annual cash compensation paid to executives should be commensurate with both the executive's and the Company's performance. For this reason, the Company's executive cash compensation consists of base compensation (salary) and variable incentive compensation (annual bonus).

     Base salaries for executive officers are established considering a number of factors, including the Company's profitability; the executive's individual performance and measurable contribution to the Company's success; and pay levels of similar positions with comparable companies in the industry. The Committee supports the Company's compensation philosophy of moderation for elements such as base salary and benefits. Base salary decisions are made as part of the Company's formal annual review process. Generally, base salaries are maintained at approximately the 50th percentile of salaries paid by similar size, high technology companies.

     Under the Executive Incentive Plan (EIP), an executive's annual performance award generally depends on two performance factors: the overall financial performance of the Company and the performance of the business unit for which the executive is accountable, along with the executive's individual performance. The performance objectives of the Company and the business unit are derived from the Company's Board-approved annual business plan, which includes specific financial performance targets relating to revenue and profits for the fiscal year. The

EIP does not provide for payments until minimum operating income targets and business unit targets are met. These targets are reviewed annually to meet the changing nature of the Company's business. The bonus percentage ranges from 25% to 100% of an executive's base salary. The incentive portion is set at a higher percentage for more senior officers, with the result that the more senior executive officers have a higher percentage of their potential total cash compensation at risk. The Committee annually reviews and approves specific targets and performance criteria for each executive.

BENEFITS

     The Company provides benefits to the named executive officers that are generally available to all Company employees. The amount of executive level benefits and perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus for fiscal year 1997 for any executive officer.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     Compensation for the Chief Executive Officer is determined by a process similar to that discussed above for executive officers. Mr. Akins' base compensation for fiscal 1997, which was established by the Compensation Committee in April 1997, was $248,654 and represented an increase of $73,157 over his 1996 base compensation.

     The Committee also established Mr. Akins' bonus for fiscal 1997 in accordance with the EIP described above.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee is composed of Richard P. Abraham and Kenneth M. Deemer who are non-employee directors with no interlocking relationships as defined by the Securities and Exchange Commission.

                                   Compensation Committee

                                   Richard P. Abraham
                                   Kenneth M. Deemer

                                 COMPANY PERFORMANCE

     The following line graph compares the cumulative total return to stockholders of the Company's Common Stock since September 18, 1996 (the date the Company first became subject to the reporting requirements of the Exchange
Act) to the cumulative total return over such period of (i) the Nasdaq Stock Market (U.S. Company) Index and (ii) the Morgan Stanley Technology Index. The information contained in the Performance Graph shall not be deemed to be "soliciting material" or to be "filed" with the Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into such filing.

     The graph assumes that $100 was invested on September 18, 1996 in the Company's Common Stock at the initial public offering price of $4.75 per share (as adjusted to reflect the Company's 2-for-1 stock split effective August 21, 1997) and in each index, and that all dividends were reinvested. No dividends have been declared or paid on the Company's Common Stock. Stockholder returns over the period indicated should not be considered indicative of future stockholder returns.

                                     CYMER, INC.
                           MORGAN STANLEY TECHNOLOGY INDEX
                           NASDAQ STOCK MARKET - U.S. INDEX

9/18/96    9/30/96    12/31/96    3/31/97    6/30/97    9/30/97    12/31/97
  100      186.84     506.58      377.63     513.16     576.32      315.79
  100      101.76     107.08      101.33     119.60     139.81      130.24
  100      101.24     110.00      101.84     122.41     149.45      128.52

            SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth as of April 3, 1998 (except as noted) certain information with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, the persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable.

                                         Shares of Common Stock
                                          Beneficially Owned(1)
                                         ----------------------
                                                     Percentage
Name and Address of Beneficial Owner      Number      Ownership
------------------------------------      ------     ----------
Robert P. Akins(2) . . . . . . . .        648,563        2.2%
  c/o Cymer, Inc.
  16750 Via Del Campo Court
  San Diego, California  92127

William A. Angus, III(3) . . . . .        121,224         *
  c/o Cymer, Inc.
  16750 Via Del Campo Court
  San Diego, California  92127

G. Scott Scholler(4) . . . . . . .        108,176         *
  c/o Cymer, Inc.
  16750 Via Del Campo Court
  San Diego, California  92127

Richard P. Abraham(5). . . . . . .        140,300         *

Kenneth M. Deemer(6) . . . . . . .         76,032         *

Peter J. Simone(7) . . . . . . . .          6,250         *

F. Duwaine Townsen(8). . . . . . .         41,730         *

All directors and executive officers
  as a group (8 persons). . . . . .     1,142,275        3.9%

______________________
*    Less than 1%.

(1) Applicable percentage of ownership is based on shares of Common Stock outstanding as of April 3, 1998 together with applicable options for such stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such option or warrant for computing the percentage ownership of such person, but are not treated as outstanding for computing the percentage of any other person.

(2) Includes 270,950 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 3, 1998.

(3) Includes 95,625 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 3, 1998.

(4) Includes 83,498 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 3, 1998.

(5) Includes 33,354 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 3, 1998.

(6) Includes 5,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 3, 1998.

(7) Includes 6,250 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 3, 1998.

(8) Includes 5,000 shares issuable upon exercise of options that are currently exercisable or exercisable within 60 days of April 3, 1998.

                  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act of 1934, as amended, and regulations of the Securities and Exchange Commission (the "SEC") thereunder require the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that, during or with respect to the period from January 1, 1997 to December 31, 1997, all of the Section 16(a) filing requirements applicable to its executive officers, directors and 10% stockholders were complied with, except that a Form 4 for Mr. Scholler covering the purchase of 12,000 shares of Common Stock was not timely filed.


                                    OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented as the Board of Directors may recommend.

                                   THE BOARD OF DIRECTORS


                                   By:  William A. Angus, III, Secretary



Dated: April 14, 1998

                                      APPENDIX A

                          SUMMARY OF 1996 STOCK OPTION PLAN


     GENERAL. The purpose of the Plan is to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

     ADMINISTRATION. The Plan may generally be administered by the Board or the Committee appointed by the Board (as applicable, the "Administrator"). The Administrator may make any determinations deemed necessary or advisable for the Plan.

     ELIGIBILITY. Nonstatutory stock options may be granted under the Plan to employees, directors and consultants of the Company and any parent or subsidiary of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

     LIMITATIONS. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares of Common Stock. Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 500,000 shares of Common Stock.

     TERMS AND CONDITIONS OF OPTIONS. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

     (a) EXERCISE PRICE. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

     (b) EXERCISE OF OPTION; FORM OF CONSIDERATION. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

     (c) TERM OF OPTION. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

     (d) TERMINATION OF EMPLOYMENT. If an optionee's employment or consulting relationship terminates for any reason (including death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or (ii) the expiration date of such option. The Plan and the option agreement may provide for a longer period of time for the option to be exercised after the optionee's death or disability than for other terminations. To the extent the option is exercisable at the time of such termination, the optionee (or the optionee's estate or the person who acquires the right to exercise the option by bequest or inheritance) may exercise all or part of his or her option at any time before termination.

     (e) NONTRANSFERABILITY OF OPTIONS: Unless otherwise determined by the Administrator, options granted under the Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

     (f) OTHER PROVISIONS: The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option outstanding under the Plan, and the exercise price of any such outstanding option.

     In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion provide that each optionee shall have the right to exercise all of the optionee's options, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

     In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options or to substitute substantially equivalent options, the optionee shall have the right to exercise the option as to all the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option is fully exercisable for fifteen (15) days from the date of such notice and that the option terminates upon expiration of such period.

     AMENDMENT AND TERMINATION OF THE PLAN. The Board may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain stockholder approval for any amendment to the Plan to the extent necessary and desirable to comply with applicable law. No such action by the Board or stockholders may alter or impair any option or stock purchase right previously granted under the Plan without the written consent of the optionee. Unless terminated earlier, the Plan shall terminate ten years from the date of its approval by the stockholders or the Board of the Company, whichever is earlier.

FEDERAL INCOME TAX CONSEQUENCES

     INCENTIVE STOCK OPTIONS. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder of the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

     NONSTATUTORY STOCK OPTIONS. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held between 12 and 18 months may be taxed at a maximum federal rate of 28%, while net capital gains on shares held for more than 18 months may be taxed at a maximum federal rate of 20%. Capital losses are allowed in full against capital gains and up to $3,000 against other income.

     THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON OPTIONEES AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF OPTIONS UNDER THE PLAN. IT DOES NOT PURPORT TO BE COMPLETE, AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF THE EMPLOYEE'S OR CONSULTANT'S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE EMPLOYEE OR CONSULTANT MAY RESIDE.

                                     APPENDIX B

                                     CYMER, INC.
                                1996 STOCK OPTION PLAN



     1.   PURPOSES OF THE PLAN.  The purposes of this Stock Plan are:

          - to attract and retain the best available personnel for positions of substantial responsibility,

          - to provide additional incentive to Employees, Directors and Consultants, and

          -    to promote the success of the Company's business.

     Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant.

     2.   DEFINITIONS.  As used herein, the following definitions shall apply:

          (a) "ADMINISTRATOR" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b) "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or are, or will be, granted under the Plan.

          (c)  "BOARD" means the Board of Directors of the Company.

          (d)  "CODE" means the Internal Revenue Code of 1986, as amended.

          (e) "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          (f)  "COMMON STOCK" means the Common Stock of the Company.

          (g)  "COMPANY" means Cymer, Inc., a Nevada corporation.

          (h) "CONSULTANT" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

          (i)  "DIRECTOR" means a member of the Board.

          (j)  "DISABILITY" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

          (k) "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

          (l) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          (m) "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

          (n) "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (o) "NONSTATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "NOTICE OF GRANT" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

          (q) "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (r)  "OPTION" means a stock option granted pursuant to the Plan.

          (s) "OPTION AGREEMENT" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (t) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding options are surrendered in exchange for options with a lower exercise price.

          (u)  "OPTIONED STOCK" means the Common Stock subject to an Option.

          (v) "OPTIONEE" means the holder of an outstanding Option granted under the Plan.

          (w) "PARENT" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (x)  "PLAN" means this 1996 Stock Option Plan.

          (y) "RULE 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (z) "SECTION 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (aa) "SERVICE PROVIDER" means an Employee, Director or Consultant.

          (bb) "SHARE" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

          (cc) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 1,500,000 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); PROVIDED, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

     4.   ADMINISTRATION OF THE PLAN.

          (a)  PROCEDURE.

               (i) MULTIPLE ADMINISTRATIVE BODIES. The Plan may be administered by different Committees with respect to different groups of Service Providers.

               (ii) SECTION 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) RULE 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the Plan shall be administered by the Board or a Committee of two or more "non-employee directors" within the meaning of Rule 16b-3.

               (iv) OTHER ADMINISTRATION. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i)    to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Options and may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Option granted hereunder;

               (iv)   to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted;

               (vii)  to institute an Option Exchange Program;

               (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

               (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

               (x) to modify or amend each Option subject to Section 14(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or previously granted by the Administrator;

               (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

          (c) EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

     5. ELIGIBILITY. Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

     6.   LIMITATIONS.

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c)  The following limitations shall apply to grants of Options:

               (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

               (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 500,000 Shares which shall not count against the limit set forth in subsection (i) above.

               (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 12.

               (iv) If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 12), the canceled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

     7. TERM OF PLAN. Subject to Section 18 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 14 of the Plan.

     8. TERM OF OPTION. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the

Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

     9.   OPTION EXERCISE PRICE AND CONSIDERATION.

          (a) EXERCISE PRICE. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

               (i)    In the case of an Incentive Stock Option

                      (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                      (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall not be less than 85% of the Fair Market Value per Share on the date of grant. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised.

          (c) FORM OF CONSIDERATION. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

               (i)    cash;

               (ii)   check;

               (iii)  promissory note;

               (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

               (v) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

               (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

               (vii)  any combination of the foregoing methods of payment; or

               (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     10.  EXERCISE OF OPTION.

          (a) PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

               Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) TERMINATION OF RELATIONSHIP AS A SERVICE PROVIDER. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that he or she is entitled to exercise it on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) DISABILITY OF OPTIONEE. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within twelve (12) months from the date of termination, but only to the extent that the Optionee is entitled to exercise it on the date of termination (and in no event later than the expiration of the term of the Option as set forth in the Option Agreement). If, on the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) DEATH OF OPTIONEE. If an Optionee dies while a Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee would have been entitled to exercise the Option on the date of death. If, at the time of death, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) BUYOUT PROVISIONS. The Administrator may at any time offer to buy out for a payment in cash or Shares, an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.


     11. NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise by the Administrator, an Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

     12. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET SALE.

          (a) CHANGES IN CAPITALIZATION. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          (c) MERGER OR ASSET SALE. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     13. DATE OF GRANT. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

     14.  AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT AND TERMINATION. The Board may at any time amend, alter, suspend or terminate the Plan.

          (b) SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     15.  CONDITIONS UPON ISSUANCE OF SHARES.

          (a) LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

     16. INABILITY TO OBTAIN AUTHORITY. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     17. RESERVATION OF SHARES. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

     18. SHAREHOLDER APPROVAL. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                1996 STOCK OPTION PLAN

                                STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.  NOTICE OF STOCK OPTION GRANT

[Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                       _________________________

     Date of Grant                      _________________________

     Vesting Commencement Date          _________________________

     Exercise Price per Share           $________________________

     Total Number of Shares Granted     _________________________

     Total Exercise Price               $_________________________

     Type of Option:                    ___  Incentive Stock Option

                                        ___  Nonstatutory Stock Option

     Term/Expiration Date:              _________________________


  VESTING SCHEDULE:

     This Option may be exercised, in whole or in part, in accordance with the following schedule:

     [25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, subject to the Optionee continuing to be a Service Provider on such dates].

     TERMINATION PERIOD:

     This Option may be exercised for _____ [days/months] after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT

     1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to
Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     2.   EXERCISE OF OPTION.

          (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the stock option administrator of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          (a)  cash;

          (b)  check;

          (c) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan;

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, AND (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

          (e) with the Administrator's consent, delivery of Optionee's promissory note (the "Note") in the form attached hereto as Exhibit C, in the amount of the aggregate Exercise Price of the Exercised Shares together with the execution and delivery by the Optionee of the Security Agreement attached hereto as Exhibit B. The Note shall bear interest at the "applicable federal rate" prescribed under the Code and its regulations at time of purchase, and shall be secured by a pledge of the Shares purchased by the Note pursuant to the Security Agreement.

     4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     6. TAX CONSEQUENCES. Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a)  EXERCISING THE OPTION.

               (i) NONSTATUTORY STOCK OPTION. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

               (ii) INCENTIVE STOCK OPTION. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

          (b)  DISPOSITION OF SHARES.

               (i) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

               (ii) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

          (c) NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

     7. ENTIRE AGREEMENT; GOVERNING LAW. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

     8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE:                               CYMER, INC.




-----------------------------------     --------------------------------------
Signature                               By


-----------------------------------     --------------------------------------
Print Name                              Title


-----------------------------------
Residence Address


-----------------------------------

                                  CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                        -----------------------------------
                                        Spouse of Optionee

                                      EXHIBIT A

                                1996 STOCK OPTION PLAN

                                   EXERCISE NOTICE


Cymer, Inc.
16275 Technology Drive
San Diego, CA  92127-1815

Attention:  Corporate Secretary

     1. EXERCISE OF OPTION. Effective as of today, ________________, 199__, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Cymer, Inc. (the "Company") under and pursuant to the 1996 Stock Option Plan (the "Plan") and the Stock Option Agreement dated ______________, 19___ (the "Option Agreement"). The purchase price for the Shares shall be $ ___________________, as required by the Option Agreement.

     2. DELIVERY OF PAYMENT. Purchaser herewith delivers to the Company the full purchase price for the Shares.

     3. REPRESENTATIONS OF PURCHASER. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4. RIGHTS AS SHAREHOLDER. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 12 of the Plan.

     5. TAX CONSULTATION. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.


Submitted by:                           Accepted by:

PURCHASER:                              CYMER, INC.


                                        By:
----------------------------------         ----------------------------------
Signature


----------------------------------      -------------------------------------
Print Name                              Its


ADDRESS:                                ADDRESS:

----------------------------------      16275 Technology Drive
                                        San Diego, CA  92127-1815

----------------------------------


                                        -------------------------------------
                                        Date Received

                                CYMER, INC.
           16750 VIA DEL CAMPO COURT, SAN DIEGO, CALIFORNIA 92127

                                   PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Robert P. Akins and William A. Angus, III as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Cymer, Inc. held of record by the undersigned on April 3, 1998, at the Annual Meeting of Stockholders to be held on May 15, 1998 or any adjournment thereof.


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                                                                                    Please mark  /X/
                                                                                    your votes as
                                                                                    indicated in
                                                                                    this example



                                         FOR all nominees listed below                 WITHHOLD AUTHORITY
                                          (except as indicated below)           to vote for all nominees listed below


1. ELECTION OF DIRECTORS:                           / /                                         / /
   Robert P. Akins, Richard P. Abraham,
   Kenneth M. Deemer, Peter J. Simone, F.
   Duwaine Townsen


INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:

________________________________________________

                                                                                      FOR     AGAINST     ABSTAIN
2. PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S 1996 STOCK OPTION PLAN TO        / /       / /         / /
   INCREASE THE SHARES RESERVED FOR ISSUANCE THEREUNDER BY 1,250,000 SHARES.

3. PROPOSAL TO APPROVE THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE               / /       / /         / /
   INDEPENDENT PUBLIC ACCOUNTANTS OF THE CORPORATION.

4. IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


                                                             THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED
                                                             IN THE MANNER DIRECTED HEREIN BY THE
                                                             UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS
                                                             MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1,
                                                             2 AND 3.

                                                             PLEASE SIGN BELOW EXACTLY AS NAME APPEARS ON
                                                             STOCK CERTIFICATE(S). WHEN SHARES ARE HELD BY
                                                             JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING
                                                             AS ATTORNEY, AS EXECUTOR, ADMINISTRATOR,
                                                             TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS
                                                             SUCH. IF A CORPORATION, PLEASE SIGN IN FULL
                                                             CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED
                                                             OFFICER. IF A PARTNERSHIP PLEASE SIGN IN
                                                             PARTNERSHIP NAME BY AUTHORIZED PERSON.


Signature ___________________________________  Signature if held jointly ________________________  Dated: ________, 1998
                PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

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